EXHIBIT (13)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director and President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Secure Path for Life	Separate Account VA FF	811-22370
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
WRL Freedom Advisor	Separate Account VA AA	811-22113
Pacer Choice Variable Annuity	Separate Account VA BB	811-04734
Advisor’s Edge Variable Annuity	Separate Account VA CC	811-06564
Advisors Edge Select Variable Annuity	Separate Account VA CC	811-06564
Dimensional Variable Annuity	Separate Account VA CC	811-06564
Personal Manager Variable Annuity (A&B Units)	Separate Account VA CC	811-06564
Prism Variable Annuity (A&B Units)	Separate Account VA CC	811-06564
Marquee Variable Annuity (A&B Units	Separate Account VA CC	811-06564
Vanguard Variable Annuity	Separate Account VA DD	811-06144
WRL Freedom Premier III Variable Annuity	Separate Account VA U	811-21427
WRL Freedom Premier	WRL Series Annuity Account	811-05672
WRL Freedom Conqueror	WRL Series Annuity Account	811-05672
WRL Freedom Wealth Creator	WRL Series Annuity Account	811-05672
WRL Freedom Access	WRL Series Annuity Account	811-05672
WRL Freedom Attainer	WRL Series Annuity Account	811-05672
WRL Freedom Enhancer	WRL Series Annuity Account	811-05672
WRL Freedom Bellwether	WRL Series Annuity Account	811-05672
WRL Freedom Variable Annuity	WRL Series Annuity Account	811-05672
Janus Annuity	WRL Series Annuity Account B	811-07754
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September 2020.

/s/ Blake S. Bostwick
Blake S. Bostwick
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Fredrick J. Gingerich, Controller, and Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Secure Path for Life	Separate Account VA FF	811-22370
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
WRL Freedom Advisor	Separate Account VA AA	811-22113
Pacer Choice Variable Annuity	Separate Account VA BB	811-04734
Advisor’s Edge Variable Annuity	Separate Account VA CC	811-06564
Advisors Edge Select Variable Annuity	Separate Account VA CC	811-06564
Dimensional Variable Annuity	Separate Account VA CC	811-06564
Personal Manager Variable Annuity (A&B Units)	Separate Account VA CC	811-06564
Prism Variable Annuity (A&B Units)	Separate Account VA CC	811-06564
Marquee Variable Annuity (A&B Units	Separate Account VA CC	811-06564
Vanguard Variable Annuity	Separate Account VA DD	811-06144
WRL Freedom Premier III Variable Annuity	Separate Account VA U	811-21427
WRL Freedom Premier	WRL Series Annuity Account	811-05672
WRL Freedom Conqueror	WRL Series Annuity Account	811-05672
WRL Freedom Wealth Creator	WRL Series Annuity Account	811-05672
WRL Freedom Access	WRL Series Annuity Account	811-05672
WRL Freedom Attainer	WRL Series Annuity Account	811-05672
WRL Freedom Enhancer	WRL Series Annuity Account	811-05672
WRL Freedom Bellwether	WRL Series Annuity Account	811-05672
WRL Freedom Variable Annuity	WRL Series Annuity Account	811-05672
Janus Annuity	WRL Series Annuity Account B	811-07754
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of August 2020.

/s/ Fred J. Gingerich
Fredrick J. Gingerich
Controller and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director and Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Secure Path for Life	Separate Account VA FF	811-22370
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
WRL Freedom Advisor	Separate Account VA AA	811-22113
Pacer Choice Variable Annuity	Separate Account VA BB	811-04734
Advisor’s Edge Variable Annuity	Separate Account VA CC	811-06564
Advisors Edge Select Variable Annuity	Separate Account VA CC	811-06564
Dimensional Variable Annuity	Separate Account VA CC	811-06564
Personal Manager Variable Annuity (A&B Units)	Separate Account VA CC	811-06564
Prism Variable Annuity (A&B Units)	Separate Account VA CC	811-06564
Marquee Variable Annuity (A&B Units	Separate Account VA CC	811-06564
Vanguard Variable Annuity	Separate Account VA DD	811-06144
WRL Freedom Premier III Variable Annuity	Separate Account VA U	811-21427
WRL Freedom Premier	WRL Series Annuity Account	811-05672
WRL Freedom Conqueror	WRL Series Annuity Account	811-05672
WRL Freedom Wealth Creator	WRL Series Annuity Account	811-05672
WRL Freedom Access	WRL Series Annuity Account	811-05672
WRL Freedom Attainer	WRL Series Annuity Account	811-05672
WRL Freedom Enhancer	WRL Series Annuity Account	811-05672
WRL Freedom Bellwether	WRL Series Annuity Account	811-05672
WRL Freedom Variable Annuity	WRL Series Annuity Account	811-05672
Janus Annuity	WRL Series Annuity Account B	811-07754
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of August 2020.

/s/ Mark W. Mullin
Mark W. Mullin
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, a Director, Chief Tax Officer and Senior Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Secure Path for Life	Separate Account VA FF	811-22370
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
WRL Freedom Advisor	Separate Account VA AA	811-22113
Pacer Choice Variable Annuity	Separate Account VA BB	811-04734
Advisor’s Edge Variable Annuity	Separate Account VA CC	811-06564
Advisors Edge Select Variable Annuity	Separate Account VA CC	811-06564
Dimensional Variable Annuity	Separate Account VA CC	811-06564
Personal Manager Variable Annuity (A&B Units)	Separate Account VA CC	811-06564
Prism Variable Annuity (A&B Units)	Separate Account VA CC	811-06564
Marquee Variable Annuity (A&B Units	Separate Account VA CC	811-06564
Vanguard Variable Annuity	Separate Account VA DD	811-06144
WRL Freedom Premier III Variable Annuity	Separate Account VA U	811-21427
WRL Freedom Premier	WRL Series Annuity Account	811-05672
WRL Freedom Conqueror	WRL Series Annuity Account	811-05672
WRL Freedom Wealth Creator	WRL Series Annuity Account	811-05672
WRL Freedom Access	WRL Series Annuity Account	811-05672
WRL Freedom Attainer	WRL Series Annuity Account	811-05672
WRL Freedom Enhancer	WRL Series Annuity Account	811-05672
WRL Freedom Bellwether	WRL Series Annuity Account	811-05672
WRL Freedom Variable Annuity	WRL Series Annuity Account	811-05672
Janus Annuity	WRL Series Annuity Account B	811-07754
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September 2020.

/s/ David Schulz
David Schulz Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Chief Financial Officer, Executive Vice President and Treasurer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Secure Path for Life	Separate Account VA FF	811-22370
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement Plus Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
WRL Freedom Advisor	Separate Account VA AA	811-22113
Pacer Choice Variable Annuity	Separate Account VA BB	811-04734
Advisor’s Edge Variable Annuity	Separate Account VA CC	811-06564
Advisors Edge Select Variable Annuity	Separate Account VA CC	811-06564
Dimensional Variable Annuity	Separate Account VA CC	811-06564
Personal Manager Variable Annuity (A&B Units)	Separate Account VA CC	811-06564
Prism Variable Annuity (A&B Units)	Separate Account VA CC	811-06564
Marquee Variable Annuity (A&B Units	Separate Account VA CC	811-06564
Vanguard Variable Annuity	Separate Account VA DD	811-06144
WRL Freedom Premier III Variable Annuity	Separate Account VA U	811-21427
WRL Freedom Premier	WRL Series Annuity Account	811-05672
WRL Freedom Conqueror	WRL Series Annuity Account	811-05672
WRL Freedom Wealth Creator	WRL Series Annuity Account	811-05672
WRL Freedom Access	WRL Series Annuity Account	811-05672
WRL Freedom Attainer	WRL Series Annuity Account	811-05672
WRL Freedom Enhancer	WRL Series Annuity Account	811-05672
WRL Freedom Bellwether	WRL Series Annuity Account	811-05672
WRL Freedom Variable Annuity	WRL Series Annuity Account	811-05672
Janus Annuity	WRL Series Annuity Account B	811-07754
Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of September 2020.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Chief Financial Officer, Executive Vice President and Treasurer